UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities ExchangeAct of 1934

Date of Report (Date of earliest event reported): October 27, 2025

LUNAI BIOWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067

(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LNAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities ExchangeAct of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangeAct. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2025, Lunai Bioworks (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the $35 million minimum Market Value of Listed Securities (“MVLS”) requirement set forth in Nasdaq Listing Rule 5550(b)(2) for Capital Market.

The Notice stated that the Company’s MVLS had been below $35 million for the previous 30 consecutive business days, and that, in accordance with Nasdaq rules, the Company has a period of 180 calendar days, or until April 27, 2026 to regain compliance.

To regain compliance, the Company’s MVLS must close at $35 million or more for a minimum of 10 consecutive business days during the compliance period, at which time Nasdaq will provide written confirmation that the deficiency has been cured and the matter is closed.

The Notice is not expected to have any immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on the Nasdaq Capital Market under the symbol “LNAI.”

If the Company does not regain compliance by the end of the compliance period, Nasdaq will notify the Company that its securities are subject to delisting. At that time, the Company may appeal the determination to a Nasdaq Hearings Panel, which would stay the delisting pending a decision by the Panel.

The Company intends to monitor its MVLS and may consider available options, including potential corporate actions, to regain compliance within the prescribed compliance period.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s intent or ability to regain compliance with Nasdaq’s continued listing requirements. Actual results may differ materially from those expressed or implied in such statements. Additional information regarding risk factors that could affect the Company’s results is described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUNAI BIOWORKS, INC.

	By:	/s/ David Weinstein
Name: David Weinstein
Title: Chief Executive Officer

Date: October 30, 2025